----------------
LARGE CAP GROWTH
----------------

Alliance
Special Equity
Institutional Fund

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 25, 2001

Dear Shareholder:

This report provides the performance and investment strategy of Alliance Special Equity Institutional Fund (the "Fund") for the annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks capital appreciation and invests primarily in equity securities. The Fund emphasizes investments in companies that have superior relative earnings growth that are selling at reasonable valuations. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2001.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                 -------------------------------
                                                         Total Returns
                                                 -------------------------------
                                                 6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Special Equity Institutional Fund        -23.04%          -24.46%
--------------------------------------------------------------------------------
S&P 500 Stock Index                               -12.06%          -12.97%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of April 30, 2001. All fees and expenses related to the operation of the Fund's Class I shares have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

      Additional investment results appear on pages 4-6.

Investment Results

The six-month period ended April 30, 2001 was particularly disappointing for the Fund as compared to the S&P 500 Stock Index. The Fund underperformed its benchmark as a result of its overweight in the technology sector, which has performed poorly beginning in October 2000 and continued with little relief through March of this year. The sudden nature of the slowdown and


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

the unprecedented impact on earnings caused a dramatic correction in technology stocks. In the first quarter of 2001, other groups carrying above market multiples were hard-hit as well. Somewhat ironically, this hit included the health care sector, one of the few groups where earnings have not been impacted by the deteriorating economy. In short, the last six months have been particularly difficult for growth investors.

Market Outlook

At this time, it appears that the market has seen its low, although volatility is expected to continue. The two most important questions facing investors are whether the consumer will continue to spend, albeit at low rates, and how weak the European economies will become. We believe the Federal Reserve (the "Fed") will continue to reduce rates in the hope of rebuilding confidence for both consumers and businesses. After five cuts, the Fed is likely to be somewhat more measured before reducing rates further. Nonetheless, if the economy does not show signs of strengthening, short-term rates could decline to as low as 3.0%.

Our best judgement is that the economy will remain sluggish until the fourth quarter of this year, after which growth could "pick up" to about 2%. We recognize that many developments could threaten this projection; thus, we believe that volatility will remain above average until conviction regarding the outlook improves. We are positive regarding inflation and productivity. Our forecast for the core consumer price index (CPI) is 2.0% for this year and for 2002.

Investment Strategy

We continue to deploy a "barbell" investment approach in the Fund's portfolio. We are balancing the volatile technology sector with significant weight in health care and staples sectors. The financial stocks remain a significant holding in the Fund's portfolio as we believe the consolidation now taking place abroad will work to the advantage of these dominant U.S. companies. This sector is showing superior earnings growth relative to the S&P 500 Stock Index while multiples are significantly lower than that of the broad index.


--------------------------------------------------------------------------------
2 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Jane Mack Gould

Portfolio Manager, Jane Mack Gould, has 40 years of investment experience.

Thank you for your interest in Alliance Special Equity Institutional Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jane Mack Gould

Jane Mack Gould
Executive Vice President



--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
4/30/99* TO 4/30/01

  [The following was represented by a mountain chart in the printed material.]


                             Fund             S&P 500
-----------------------------------------------------------------------------
    4/30/99                $10,000            $10,000
    6/30/99                $10,680            $10,305
    9/30/99                $10,200            $ 9,663
    12/31/99               $11,790            $11,099
    3/31/00                $12,949            $11,354
    6/30/00                $12,626            $11,052
    9/30/00                $12,687            $10,945
    12/31/00               $10,717            $10,089
    3/31/01                $ 8,331            $ 8,994
    4/30/01                $ 9,469            $ 9,584


S&P 500 Stock Index: $9,584

Alliance Special Equity Institutional Fund: $9,469

This chart illustrates the total value of an assumed $10,000 investment in Alliance Special Equity Institutional Fund Class I shares (from 4/30/99 to 4/30/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 4/30/99.


--------------------------------------------------------------------------------
4 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

     Alliance Special Equity Institutional Fund -- Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                         Alliance Special Equity
                           Institutional Fund        S&P 500 Stock Index
--------------------------------------------------------------------------------
      4/30/00*                    25.36%                    10.12%
      4/30/01                    -24.46%                   -12.97%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

* The Fund's return for the period ended 4/30/00 is from the Fund's inception date of 5/3/99 through 4/30/00. The benchmark's return for the period ended 4/30/00 is from 4/30/99 through 4/30/00.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
5/3/99                  Assets ($mil): $399.0

SECTOR BREAKDOWN

o    25.9% Technology
o    22.3% Finance
o    20.0% Health Care
o    16.6% Consumer Services
o     4.5% Multi-Industry Companies     [PIE CHART OMITTED]
o     3.0% Consumer Staples
o     2.2% Consumer Manufacturing
o     2.2% Utilities
o     1.3% Transportation
o     0.9% Energy
o     0.5% Capital Goods

o     0.6% Short-Term

All data as of April 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2001 (unaudited)

                                                                Percent of
Company                                         Value           Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                          $ 20,398,724                 5.1%
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl.A        19,389,586                 4.9
--------------------------------------------------------------------------------
Tyco International, Ltd.                   17,996,364                 4.5
--------------------------------------------------------------------------------
Pfizer, Inc.                               15,700,580                 3.9
--------------------------------------------------------------------------------
Solectron Corp.                            14,318,170                 3.6
--------------------------------------------------------------------------------
Kohl's Corp.                               13,451,518                 3.4
--------------------------------------------------------------------------------
Flextronics International, Ltd.            13,120,169                 3.3
--------------------------------------------------------------------------------
J P Morgan Chase & Co.                     12,460,406                 3.1
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                      11,992,618                 3.0
--------------------------------------------------------------------------------
AOL Time Warner                            11,362,500                 2.9
--------------------------------------------------------------------------------
                                         $150,190,635                37.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2001 (unaudited)
                                        ----------------------------------------
                                                       Shares*
                                        ----------------------------------------
Purchases                                  Bought        Holdings 4/30/01
--------------------------------------------------------------------------------
Ambac Financial Group, Inc.               101,900                 101,900
--------------------------------------------------------------------------------
American Standard Cos., Inc.               96,000                  96,000
--------------------------------------------------------------------------------
BEA Systems, Inc.                          78,400                 143,400
--------------------------------------------------------------------------------
CVS Corp.                                  76,298                  76,298
--------------------------------------------------------------------------------
Cardinal Health, Inc.                     130,950                 130,950
--------------------------------------------------------------------------------
Health Management Associates              324,200                 324,200
--------------------------------------------------------------------------------
IMS Health, Inc.                          348,000                 348,000
--------------------------------------------------------------------------------
Juniper Networks, Inc.                     90,000                  90,000
--------------------------------------------------------------------------------
Legg Mason, Inc.                           87,000                  87,000
--------------------------------------------------------------------------------
United Parcel Service, Inc. Cl.B           90,000                  90,000
--------------------------------------------------------------------------------

Sales                                        Sold        Holdings 4/30/01
--------------------------------------------------------------------------------
Dell Computer Corp.                       307,100                      -0-
--------------------------------------------------------------------------------
Guidant Corp.                             196,500                      -0-
--------------------------------------------------------------------------------
Intel Corp.                               164,000                      -0-
--------------------------------------------------------------------------------
Kohl's Corp.                              117,700                 220,300
--------------------------------------------------------------------------------
Oracle Corp.                              268,000                 136,200
--------------------------------------------------------------------------------
Schering-Plough Corp.                     149,000                      -0-
--------------------------------------------------------------------------------
Stryker Corp.                             103,400                 157,700
--------------------------------------------------------------------------------
Tyco International, Ltd.                  101,500                 337,200
--------------------------------------------------------------------------------
VeriSign, Inc.                             49,300                      -0-
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                  157,000                      -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-100.2%

Technology-26.1%
Communications Equipment-6.4%
Cisco Systems, Inc.(a)......................     613,250   $    10,412,985
Juniper Networks, Inc.(a)...................      90,000         5,312,700
Nokia Corp. (ADR) (Finland).................     172,700         5,904,613
Research In Motion(a).......................      48,000         1,628,160
TyCom, Ltd. (Bermuda)(a)....................     163,200         2,364,768
                                                           ---------------
                                                                25,623,226
                                                           ---------------
Contract Manufacturing-9.4%
Flextronics International, Ltd.(Singapore)(a)    487,920        13,120,169
Sanmina Corp.(a)............................     352,200        10,266,630
Solectron Corp.(a)..........................     562,600        14,318,170
                                                           ---------------
                                                                37,704,969
                                                           ---------------
Semi-Conductor Components-2.3%
Altera Corp.(a).............................     202,100         5,111,109
Applied Micro Circuits Corp.(a).............      86,100         2,240,322
PMC-Sierra, Inc.(a).........................      40,390         1,682,244
                                                           ---------------
                                                                 9,033,675
                                                           ---------------
Software-7.4%
Amdocs, Ltd.(a).............................     160,800         9,471,120
BEA Systems, Inc.(a)........................     143,400         5,857,890
Mercury Interactive Corp.(a)................      54,700         3,618,405
Oracle Corp.(a).............................     136,200         2,200,992
VERITAS Software Corp.(a)...................     140,535         8,377,291
                                                           ---------------
                                                                29,525,698
                                                           ---------------
Miscellaneous-0.6%
Thermo Electron Corp.(a)....................      91,400         2,409,304
                                                           ---------------
                                                               104,296,872
                                                           ---------------
Finance-22.5%
Banking - Money Center-3.1%
J P Morgan Chase & Co. .....................     259,700        12,460,406
                                                           ---------------

Banking - Regional-2.6%
Bank One Corp. .............................     269,800        10,190,346
                                                           ---------------

Brokerage & Money Management-2.5%
Legg Mason, Inc. ...........................      87,000         4,164,690
Merrill Lynch & Co., Inc. ..................      93,200         5,750,440
                                                           ---------------
                                                                 9,915,130
                                                           ---------------
Insurance-5.4%
AFLAC, Inc. ................................     354,000        11,257,200
American International Group, Inc. .........     126,821        10,373,958
                                                           ---------------
                                                                21,631,158
                                                           ---------------


--------------------------------------------------------------------------------
8 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Miscellaneous-8.9%
Ambac Financial Group, Inc. ................     101,900   $     5,483,239
Citigroup, Inc. ............................     415,030        20,398,724
MBNA Corp. .................................     270,100         9,629,065
                                                           ---------------
                                                                35,511,028
                                                           ---------------
                                                                89,708,068
                                                           ---------------
Health Care-20.2%
Biotechnology-1.0%
Amgen, Inc.(a)..............................      50,000         3,057,000
Human Genome Sciences, Inc.(a)..............      15,000           963,450
                                                           ---------------
                                                                 4,020,450
                                                           ---------------
Drugs-8.8%
Alza Corp. Cl.A(a)..........................      90,000         4,114,800
American Home Products Corp. ...............     132,900         7,674,975
Elan Corporation Plc (ADR) (Ireland)(a).....      77,000         3,861,550
Forest Laboratories, Inc.(a)................      64,000         3,913,600
Pfizer, Inc. ...............................     362,600        15,700,580
                                                           ---------------
                                                                35,265,505
                                                           ---------------
Medical Products-4.3%
Medtronic, Inc. ............................     173,388         7,733,105
Stryker Corp. ..............................     157,700         9,350,033
                                                           ---------------
                                                                17,083,138
                                                           ---------------
Medical Services-6.1%
Cardinal Health, Inc. ......................     130,950         8,826,030
Health Management Associates(a).............     324,200         5,809,664
IMS Health, Inc. ...........................     348,000         9,552,600
                                                           ---------------
                                                                24,188,294
                                                           ---------------
                                                                80,557,387
                                                           ---------------
Consumer Services-16.7%
Broadcasting & Cable-8.3%
AOL Time Warner(a)..........................     225,000        11,362,500
AT&T Corp.-Liberty Media Group Cl.A(a)......     784,096        12,545,536
Comcast Corp. Cl.A(a).......................     210,000         9,221,100
                                                           ---------------
                                                                33,129,136
                                                           ---------------
Cellular Communications-1.7%
AT&T Wireless Group(a)......................     340,500         6,844,050
                                                           ---------------
Entertainment & Leisure-3.0%
Harley-Davidson, Inc. ......................     260,200        11,992,618
                                                           ---------------
Retail - General Merchandise-3.7%
Kohl's Corp.(a).............................     220,300        13,451,518
Tiffany & Co. ..............................      38,600         1,251,412
                                                           ---------------
                                                                14,702,930
                                                           ---------------
                                                                66,668,734
                                                           ---------------
Multi-Industry Companies-4.5%
Tyco International, Ltd. ...................     337,200        17,996,364
                                                           ---------------


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)             Value
--------------------------------------------------------------------------------

Consumer Staples-3.0%
Retail - Food & Drug-3.0%
CVS Corp. ..................................      76,298   $     4,497,767
Kroger Co.(a)...............................     328,000         7,409,520
                                                           ---------------
                                                                11,907,287
                                                           ---------------
Consumer Manufacturing-2.3%
Auto & Related-0.8%
Danaher Corp. ..............................      58,000         3,248,580
                                                           ---------------
Building & Related-1.5%
American Standard Cos., Inc.(a).............      96,000         5,784,000
                                                           ---------------
                                                                 9,032,580
                                                           ---------------
Utilities-2.2%
Electric & Gas Utility-2.2%
AES Corp.(a)................................     182,300         8,690,241
                                                           ---------------
Transportation-1.3%
Air Freight-1.3%
United Parcel Service, Inc. Cl.B............      90,000         5,170,500
                                                           ---------------
Energy-0.9%
Oil Service-0.9%
Baker Hughes, Inc. .........................      60,000         2,357,400
Weatherford International...................      23,600         1,374,228
                                                           ---------------
                                                                 3,731,628
                                                           ---------------
Capital Goods-0.5%
Engineering & Construction-0.5%
Jacobs Engineering Group, Inc.(a)...........      30,000         1,977,600
                                                           ---------------

Total Common Stocks
   (cost $334,364,633)......................                   399,737,261
                                                           ---------------

SHORT-TERM INVESTMENT-0.6%
Time Deposit-0.6%
State Street Euro Dollar
   4.00%, 5/01/01
   (amortized cost $2,333,000)..............     $ 2,333         2,333,000
                                                           ---------------

Total Investments-100.8%
   (cost $336,697,633)......................                   402,070,261
Other assets less liabilities-(0.8%)........                    (3,108,608)
                                                           ---------------

Net Assets-100%.............................               $   398,961,653
                                                           ===============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $336,697,633) ......    $ 402,070,261
Cash .........................................................              320
Receivable for investment securities sold ....................        2,891,144
Dividends and interest receivable ............................           15,778
                                                                  -------------
Total assets .................................................      404,977,503
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        4,856,229
Payable for capital stock redeemed ...........................          772,170
Advisory fee payable .........................................          182,077
Accrued expenses .............................................          205,374
                                                                  -------------
Total liabilities ............................................        6,015,850
                                                                  -------------
Net Assets ...................................................    $ 398,961,653
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      51,047
Additional paid-in capital ...................................      381,306,521
Accumulated net investment loss ..............................         (175,587)
Accumulated net realized loss on investments .................      (47,592,956)
Net unrealized appreciation of investments ...................       65,372,628
                                                                  -------------
                                                                  $ 398,961,653
                                                                  =============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($398,961,653 / 51,047,287 shares of capital stock
   issued and outstanding) ...................................            $7.82
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $8,153)...........................    $       915,973
Interest................................            389,918   $     1,305,891
                                            ---------------
Expenses
Advisory fee............................          1,290,062
Administrative..........................             66,500
Custodian...............................             62,803
Printing................................             24,367
Transfer agency.........................             13,088
Audit and legal.........................             11,566
Registration............................              4,314
Directors' fees.........................              3,557
Miscellaneous...........................              5,221
                                            ---------------
Total expenses..........................                            1,481,478
                                                              ---------------
Net investment loss.....................                             (175,587)
                                                              ---------------
Realized and Unrealized Loss on
Investment Transactions
Net realized loss on investment
   transactions.........................                          (47,243,674)
Net change in unrealized appreciation/
   depreciation of investments..........                          (77,079,976)
                                                              ---------------
Net loss on investment transactions.....                         (124,323,650)
                                                              ---------------
Net Decrease in Net Assets from
   Operations...........................                      $  (124,499,237)
                                                              ===============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended     Year Ended
                                               April 30, 2001      October 31,
                                                 (unaudited)          2000
                                                =============     =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $    (175,587)    $  (1,349,345)
Net realized gain (loss) on investment
   transactions ............................      (47,243,674)       82,865,739
Net change in unrealized appreciation/
   depreciation of investments .............      (77,079,976)      (14,161,303)
                                                -------------     -------------
Net increase (decrease) in net assets
   from operations .........................     (124,499,237)       67,355,091
Distributions to Shareholders from:
Net realized gain on investments
   Class I .................................      (81,670,523)       (3,899,774)
Capital Stock Transactions
Net increase (decrease) ....................       70,541,006       (28,710,425)
                                                -------------     -------------
Total increase (decrease) ..................     (135,628,754)       34,744,892
Net Assets
Beginning of period ........................      534,590,407       499,845,515
                                                -------------     -------------
End of period ..............................    $ 398,961,653     $ 534,590,407
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the series of the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of four other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Alliance Real Estate Investment Institutional Fund and Alliance International Premier Growth Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on May 3, 1999 offering Class I and Class II shares. As of April 30, 2001 there were no Class II shares outstanding. Sales are made without a sales charge, at the Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
14 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

$50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the six months ended April 30, 2001 such fees amounted to $66,500.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,266 for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $302 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2001, amounted to $263,223 and none was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor") at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $139,923,191 and $148,299,977, respectively, for the six months ended April 30, 2001. There were no purchases and sales of U.S. government and government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $95,459,212 and gross unrealized depreciation of investments was $30,086,584 resulting in net unrealized appreciation of $65,372,628.


--------------------------------------------------------------------------------
16 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                --------------------------------  --------------------------------
                             Shares                            Amount
                --------------------------------  --------------------------------
                Six Months Ended      Year Ended  Six Months Ended      Year Ended
                  April 30, 2001     October 31,    April 30, 2001     October 31,
                     (unaudited)            2000       (unaudited)            2000
                ------------------------------------------------------------------
Class I
Shares sold            2,591,519       2,620,547      $ 25,108,107    $ 32,102,518
----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        8,994,550         353,240        81,670,514       3,899,773
----------------------------------------------------------------------------------
Shares redeemed       (4,307,644)     (5,521,166)      (36,237,615)    (64,712,716)
----------------------------------------------------------------------------------
Net increase
  (decrease)           7,278,425      (2,547,379)     $ 70,541,006    $(28,710,425)
==================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              -------------------------------------------------------
                                                                       Class I
                                              -------------------------------------------------------
                                                  Six Months                  Year          April 30,
                                                       Ended                 Ended         1999(a) to
                                              April 30, 2001           October 31,        October 31,
                                                 (unaudited)                  2000               1999
                                              -------------------------------------------------------
Net asset value, beginning of period .......     $     12.21           $     10.79        $     10.00
                                              -------------------------------------------------------
Income from Investment Operations
Net investment loss(b) .....................              -0-                 (.03)              (.02)
Net realized and unrealized gain (loss) on
  investment transactions ..................           (2.56)                 1.54                .81
                                              -------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ....................           (2.56)                 1.51                .79
                                              -------------------------------------------------------
Less: Distributions
Distributions from net realized gains ......           (1.83)                 (.09)                -0-
                                              -------------------------------------------------------
Net asset value, end of period .............     $      7.82           $     12.21        $     10.79
                                              =======================================================
Total Return
Total investment return based
  on net asset value(c) ....................          (23.04)%               14.03%              7.90%
Ratio/Supplemental Data
Net assets, end of period (000's omitted) ..     $   398,962           $   534,590        $   499,846
Ratio to average net assets of:
  Expenses, net of waivers .................             .67%(d)               .65%               .73%(d)
  Expenses, before waivers .................             .67%(d)               .65%               .75%(d)
  Net investment loss ......................            (.08)%(d)             (.25)%             (.33)%(d)
Portfolio turnover rate ....................              32%                   78%                35%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
18 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
20 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 21

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Jane Mack Gould, Executive Vice President
Alfred Harrison, Executive Vice President
Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
22 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 23

NOTES


--------------------------------------------------------------------------------
24 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

Alliance Special Equity Institutional Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SEISR401

                                                                          010622